Exhibit 99.2


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

      CASE NAME: Sterling Chemicals Energy, Inc.         Petition Date: 07/16/01

                                                                      CASE NUMBER:  01-37807-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH:                February     YEAR:       2003
===================================================================================================================================
                                                                                                Revised
                 MONTH                         8/31/2002    9/30/2002   10/31/2002  11/30/2002  12/31/2002  1/31/2003     2/28/2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                              $1,139,545  $   170,870   $  203,142  $  191,308  $  226,494  $  245,924  $   410,448
                                                                                                                        -----------
INCOME BEFORE INT. DEPREC./TAX (MOR-6)        $   76,424  $   (28,620)  $   66,098  $   67,294  $  598,385  $  102,104  $   (46,763)
                                                                                                                        -----------
NET INCOME (LOSS) (MOR-6)                     $   75,392  $   (37,436)  $   62,360  $   63,853  $  363,774  $   63,446  $   (32,750)
                                                                                                                        -----------
PAYMENTS TO INSIDERS (MOR-9)                  $       --  $        --   $       --  $       --  $       --  $       --  $        --
                                                                                                                        -----------
PAYMENTS TO PROFESSIONALS (MOR-9)             $       --  $        --   $       --  $       --  $       --  $       --  $        --
                                                                                                                        -----------
TOTAL NET DISBURSEMENTS (MOR-7) 1             $1,243,396  $ 1,193,039   $1,207,428  $1,335,732  $1,856,670  $1,475,852  $ 1,973,745
                                                                                                                        ===========

(1)   Excludes intercompany transfers
      as follows:                             $       --  $        --   $       --  $       --  $       --  $       --  $        --

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

--------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
         See attachment 2                             DATE
---------------------------------
CASUALTY                           YES (x) NO (  )  08-01-02
LIABILITY                          YES (x) NO (  )  07-01-02
VEHICLE                            YES (x) NO (  )  07-01-02
WORKER'S                           YES (x) NO (  )  07-01-02
OTHER                              YES (x) NO (  )   various

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

--------------------------------------------------------------------------------


Are all accounts receivable being collected within terms?  NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid?  NO

If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO

If so, describe
                ----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current?  YES
What is the status of your Plan of
  Reorganization?                              Our Plan of Reorganization became
                                               effective on December 19, 2002.
--------------------------------------------------------------------------------


            I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

            Signed    Paul Vanderhoven
                      -------------------------------------------
                               (ORIGINAL SIGNATURE)

            Title     Sr. Vice President-Finance, CFO
                      -------------------------------------------

      MOR-1

CASE NAME: Sterling Chemicals Energy, Inc.          CASE NUMBER:  01-37807-H4-11


                                                                                                                         Paid
        Coverage      Policy Period       Policy No.                      Limits          Carrier                       Through
------------------------------------------------------------------------------------------------------------------------------------


See Attachment 2

MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.

--------------------------------------------------------------------------------
 No.  Type of Insurance      Amounts/Limits                       Insurance Co.
--------------------------------------------------------------------------------
  1   Workers                Statutory - $1,000,000               American Guar.
      Compensation           Employers Liability.                 Zurich US
                             Ded. $250,000 per accident.
--------------------------------------------------------------------------------
  2   Automobile             $2,000,000                           American Guar.
      Liability              ea. occurrence.                      Zurich Amer.
                             Ded. $25,000 per
                             occurrence.
--------------------------------------------------------------------------------
  3   Excess Liability       $5,000,000 ea. occurrence            Primex, Ltd
      Excess to              and aggregate. Excess $1,000,000
      $1 Million SIR         GL $2,000,000 AL.
--------------------------------------------------------------------------------
  4   Excess                 $20,000,000 ea. loss                 Primex, Ltd.
      Liability              and aggregate.                       (Reinsured
                                                                  through
                                                                  Munich Re:)
--------------------------------------------------------------------------------
  5   Excess                 $50,000,000 ea. loss                 Gerling Global
      Liability              and aggregate.

--------------------------------------------------------------------------------
  6   Excess                 $50,000,000 ea. loss                 Zurich Energy
      Liability              and aggregate.                       - London

--------------------------------------------------------------------------------
  7   Excess                 $50,000,000                          Swiss Re:
      Liability
--------------------------------------------------------------------------------
  8   Excess                 $50,000,000                          Zurich Ins.
      Liability
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.      Term      Expire      Exposure Base              Annual Premium
--------------------------------------------------------------------------------
  1       1 year    7/1/2003    Total annual           $239,650 - Audit at
                                remuneration           expiration. (Plus all
                                                       losses within deductible.
                                                       (AFCO)
--------------------------------------------------------------------------------
  2       1 year    7/1/2003    Number of vehicles      $96,876 (AFCO)
                                owned and leased
--------------------------------------------------------------------------------
  3       1 year    7/1/2003    Annual revenues        $607,121 Annual  -
                                and remuneration       Half on 7/1/01;
                                                       1/2 on 1/1/02.
--------------------------------------------------------------------------------
  4       1 year    7/1/2003    Included               Included
--------------------------------------------------------------------------------
  5       1 year    7/1/2003    Flat charge - based    $495,000 (AFCO)
                                on exposures and
                                risk potential
--------------------------------------------------------------------------------
  6       1 year    7/1/2003    Flat charge - based    $310,000 (AFCO)
                                on exposures and
                                risk potential
--------------------------------------------------------------------------------
  7       1 year    7/1/2003    Flat charge            $280,000 (AFCO)
--------------------------------------------------------------------------------
  8       1 year    7/1/2003    Flat Charge            $200,000 (AFCO)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Type of Insurance      Amounts/Limits                       Insurance Co.
--------------------------------------------------------------------------------
  9   Excess Liability       $100,000,000                       Starr Excess
--------------------------------------------------------------------------------
 10   Marine Terminal        $50,000,000 ea. occurrence.        New Hampshire
      Operators Liability    Ded. $25,000 per occurrence        Ins. & NY M&G.
      and Charterer's Legal  $100,000 pollution per
      Liability              occurrence
--------------------------------------------------------------------------------
 11   Excess Marine          $24,000,000 excess of MTO,         XL Specialty
      Liability              CLL, P&L                           Brockbank &
                                                                Liberty Und.
--------------------------------------------------------------------------------
 12   Excess Marine          $25,000,000 excess $24,000,000     XL Specialty
      Liability                                                 Brockbank & N.Y.
                                                                Marine Gen. Ins.
--------------------------------------------------------------------------------
 13   Property Damage,       $500 million combined all-risk.    Munich Re: FM
      Business Interruption  Sublimits: Flood - $100 mil.,      Global, et al.
      and Boiler &           Earthquake - $100 mil.,
      Machinery              $10 mil extra expense.

--------------------------------------------------------------------------------
 14   Directors & Officers   $15,000,000 each loss and each     National Union
      Liability              policy year.  Ded. $1,000,000      Indemnity
                             Corp. Reimb.
--------------------------------------------------------------------------------
 15   Excess Directors &     $10,000,000 excess of              Hartford
      Officers Liability     Primary D&O
--------------------------------------------------------------------------------
 16   Directors & Officers   $10,000,000                        XL Specialty
      Liability                                                 Ins. Co.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Term       Expire        Exposure Base             Annual Premium
--------------------------------------------------------------------------------
  9   1 year     7/1/2003      Flat Charge               $300,000 (AFCO)
--------------------------------------------------------------------------------
 10   1 year     7/1/2003      Based on volume           $51,850  Min. premium &
                               throughput and no.        deposit. (AFCO)
                               chartered vessels.
--------------------------------------------------------------------------------
 11   1 year     7/1/2003      Volume thru put &         $34,425 (AFCO)
                               vessels docked.
--------------------------------------------------------------------------------
 12   1 year     7/1/2003      Flat                      $21,250 (AFCO)
--------------------------------------------------------------------------------
 13   1 year     8/1/2003      Property Values -         $6,500,000 + Tax (AFCO)
                               PD Income values  -
                               BI PML, fire
                               protection available;
                               many other factors.
--------------------------------------------------------------------------------
 14   1 year     8/1/2003      Various                   $444,650

--------------------------------------------------------------------------------
 15   1 year     8/21/2003     Various                   $275,000
--------------------------------------------------------------------------------
 16   1 year     8/21/2002     Various                   $170,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Type of Insurance      Amounts/Limits                       Insurance Co.
--------------------------------------------------------------------------------
 17   Employee Dishonesty &  $5,000,000 each Insuring             Texas Pacific
      Depositor's Forgery    Agreement. Ded. $50,000.             Chubb
--------------------------------------------------------------------------------
 18   Hull & Machinery and   Barge Hull Value                     Great American
      Protection & Indemnity (M-25  =  )                          Insurance Co.
                             Ded. $5,000 per loss.                of NY
                             $1,000,000 P&I
--------------------------------------------------------------------------------
 19   Pollution Insurance     Section  A -   $250,000             Water Quality
                              Section  B - $5,000,000             Insurance
                              CERCLA   -   $5,000,000             Syndicate
--------------------------------------------------------------------------------
 20   Marine and             $12,000,000 any one vessel           Mutual Marine
      Railroad Cargo         $1,000,000  any one barge
                             $1,000,000  any one rail ship.
                             $100,000  any one truck
--------------------------------------------------------------------------------
 21   Duty Drawback Bond      $1,000,000                          Washington
                                                                  International
--------------------------------------------------------------------------------
 22   Fiduciary               $10,000,000 Limit                   National Union
                              Ded. $150,000 per occurrence
--------------------------------------------------------------------------------
 23   Environmental          $4,000,000 per loss                  Chubb
      Impairment Liability   $8,000,000 aggregate
      (Petrochem & Fibers)
--------------------------------------------------------------------------------
 24   Closure/Post Closure   $1,995,222 Combined                  Underwriters
      Bonds - Petrochem                                           Indemnity

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Term       Expire        Exposure Base          Annual Premium
--------------------------------------------------------------------------------
 17   1 year     10/1/2002     Various                  $14,450
--------------------------------------------------------------------------------
 18   1 year     7/1/2003      Hull & Machinery         $23,852 (AFCO)
                               values
--------------------------------------------------------------------------------
 19   1 year     7/1/2003      Hull gross               $3,600 (AFCO)
                               registered tonnage
--------------------------------------------------------------------------------
 20   1 year     Continuing    Declared shipment        $40,000 Annual
                               values                   Appprox. (AFCO)
--------------------------------------------------------------------------------
 21   1 year     Continuing    Limit                    $2,875
--------------------------------------------------------------------------------
 22   1 year     8/21/2003     Various                  $49,000
--------------------------------------------------------------------------------
 23   1 year     2/20/2003     Loss Potential           $147,831
--------------------------------------------------------------------------------
 24   1 year     Continous     Estimated                $40,610
                               Closure/Post
                               Closure Costs
--------------------------------------------------------------------------------

      ANNUAL TOTAL: *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS, INC.
Consolidating Balance Sheet
For the Period Ended February 28, 2003
(In Thousands) (Unaudited)

                                                      -------------------------------------------------------------------------
                                                      Sterling Chemicals,      Sterling Chemicals      Sterling Chemicals, Inc.
                                                             Inc. 1               Energy, Inc.               Consolidated
ASSETS                                                   01-37806-H4-11          01-37807-H4-11
                                                      -------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents                        $  74,244                 $      --                  $  74,244
        Trade accounts receivable, net                      57,112                        79                     57,191
        Other Receivables                                    2,125                        --                      2,125
        Inventories                                         37,192                        --                     37,192
        Prepaid expenses                                     6,678                        --                      6,678
        Deferred income tax benefit                          1,031                        --                      1,031
                                                         --------------------------------------------------------------
Total current assets                                       178,382                        79                    178,461

Property, plant and equipment, net                         277,185                     3,355                    280,540
Deferred income taxes                                           --                        --                         --
Investments-Third Party                                      1,500                     5,611                      7,111
Other assets                                                15,325                        --                     15,325
                                                         --------------------------------------------------------------

Total assets                                             $ 472,392                 $   9,045                  $ 481,437
                                                         ==============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Post Petition liabilities (MOR-4)                          246,016                       253                    246,269
Pre-Petition liabilities

Redeemable preferred stock                                  30,974                        --                     30,974
Stockholders' equity:
        Common stock, $.01 par value                            28                        --                         28
        Additional paid-in capital                         201,530                     8,192                    209,722
        Retained earnings-Filing Date                     (212,503)                   15,333                   (197,170)
        Retained earnings-Post Filing Date                 206,347                   (14,733)                   191,614
        Pension adjustment                                      --                        --                         --
        Accumulated translation adj                             --                        --                         --
        Deferred compensation                                   --                        --                         --
                                                         --------------------------------------------------------------
                                                           195,402                     8,792                    204,194
        Treasury stock at cost                                  --                        --                         --
                                                         --------------------------------------------------------------
Total stockholders' equity                                 195,402                     8,792                    204,194

Total liabilities and equity                             $ 472,392                 $   9,045                  $ 481,437
                                                         ==============================================================

      (1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

      MOR 2 - 3

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11

      SCHEDULE OF POST-PETITION LIABILITIES

================================================================================================================================
                                              8/31/2002   9/30/2002  10/31/2002    11/30/2002  12/31/2002  1/31/2003   2/28/2003

--------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                          $1,230      $1,136      $1,263        $1,224      $1,421      $293        $253
--------------------------------------------------------------------------------------------------------------------------------
ROYALTY AND REVENUE PAYABLE
--------------------------------------------------------------------------------------------------------------------------------
NOTES PAYABLE - INSURANCE
--------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE:
--------------------------------------------------------------------------------------------------------------------------------
    Federal Payroll Taxes
--------------------------------------------------------------------------------------------------------------------------------
    State Payroll & Sales
--------------------------------------------------------------------------------------------------------------------------------
    Ad Valorem Taxes
--------------------------------------------------------------------------------------------------------------------------------
    Other Taxes
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                             $   --      $   --      $   --        $   --      $   --      $ --        $ --
--------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION
--------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE
--------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:
--------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
--------------------------------------------------------------------------------------------------------------------------------
  1. General and Administrative Costs
--------------------------------------------------------------------------------------------------------------------------------
  2. Lease Operating Expenses/Capital
--------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)         $1,230      $1,136      $1,263        $1,224      $1,421      $293        $253
================================================================================================================================

*     Payment Requires Court Approval

      MOR-4

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11
CASE NAME: Sterling Chemicals Energy, Inc.           CASE NUMBER: 01-37807-H4-11

                                                  AGING OF POST-PETITION LIABILITIES
                                                        MONTH February 2003
====================================================================================================================================
           DAYS            TOTAL            TRADE ACCTS          FED TAXES         STATE TAXES       AD-VALOREM,          ROYALTY
                                                                                                     OTHER TAXES       AND INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
        0-30             $246,269            $244,561             $  --               $ 32              $1,676            $  --
------------------------------------------------------------------------------------------------------------------------------------
        31-60
------------------------------------------------------------------------------------------------------------------------------------
        61-90
------------------------------------------------------------------------------------------------------------------------------------
        91 +
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL            $246,269            $244,561             $  --               $ 32              $1,676            $  --
====================================================================================================================================

                                                    AGING OF ACCOUNTS RECEIVABLE(1)
====================================================================================================================================
           MONTH
------------------------------------------------------------------------------------------------------------------------------------
        0-30             $ 59,291            $ 59,291             $  --               $ --              $   --            $  --
------------------------------------------------------------------------------------------------------------------------------------
        31-60                 414                 414                --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
        61-90                 371                 371                --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
        91 +               11,512              11,512                --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL            $ 71,588            $ 71,588             $  --               $ --              $   --            $  --
====================================================================================================================================

(1)   Days outstanding from invoice due date.

      MOR-5

      CASE NAME: STERLING CHEMICALS, INC

      For the period ending February 28, 2003

      STATEMENT OF INCOME (LOSS)

=========================================================================================================================
                                                       Sterling Chemicals,     Sterling Chemicals     Sterling Chemicals,
                                                            Inc. (1)              Energy, Inc.             Inc. (1)
                       MONTH                             01-37806-H4-11          01-37807-H4-11          CONSOLIDATED
-------------------------------------------------------------------------------------------------------------------------
REVENUES  (MOR-1)                                        $ 47,654,178              $ 410,448              $ 48,064,626
-------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES                                     43,160,237                410,448                43,570,685
-------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                             $  4,493,941              $      --              $  4,493,941
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
-------------------------------------------------------------------------------------------------------------------------
  Selling, General & Administrative                      $  1,074,563              $      --                 1,074,563
-------------------------------------------------------------------------------------------------------------------------
  Insiders Compensation                                        64,742                     --                    64,742
-------------------------------------------------------------------------------------------------------------------------
  Other (Earnings in Joint Venture)                           (46,763)                46,763                        --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSE                                  $  1,092,542              $  46,763              $  1,139,305
-------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                     $  3,401,399              $ (46,763)             $  3,354,636
-------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE (includes amort of debt fees)                854,860                     --                   854,860
-------------------------------------------------------------------------------------------------------------------------
DEPRECIATION                                                2,192,849                     --                 2,192,849
-------------------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSES*                                           --                     --                        --
-------------------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                                                      --                     --                        --
-------------------------------------------------------------------------------------------------------------------------
TOTAL INT. DEPR & OTHER ITEMS                            $  3,047,709              $      --              $  3,047,709
-------------------------------------------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                                  $    353,690              $ (46,763)             $    306,927
-------------------------------------------------------------------------------------------------------------------------
INCOME TAXES                                                1,367,173                (14,013)                1,353,160
-------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                $ (1,013,483)             $ (32,750)             $ (1,046,233)
=========================================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002. Accrual Accounting Required, Otherwise Footnote With Explanation

  *   Footnote Mandatory

 ** Unusual and/or frequent item(s) outside the ordinary course of business; requires footnote

      MOR-6

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11

===================================================================================================================================
CASH RECEIPTS AND                           Aug-02     Sep-02     Oct-02     Nov-02     Dec-02      Jan-03    Feb-03      FILING TO
DISBURSEMENTS                                                                                                               DATE
-----------------------------------------------------------------------------------------------------------------------------------
1. CASH-BEGINNING OF MONTH                     100        100        100        100        100        100        100         100
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS:
-----------------------------------------------------------------------------------------------------------------------------------
2. CASH SALES                                   --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
3. COLLECTION OF ACCOUNTS RECEIVABLE        67,412     88,389     58,858     62,661     71,758     75,062     76,468   1,369,327
-----------------------------------------------------------------------------------------------------------------------------------
4. LOANS & ADVANCES (attach list)               --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
5. SALE OF ASSETS                               --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
6. OTHER (attach list)                   1,175,984  1,104,650  1,148,570  1,273,071  1,784,912  1,400,789  1,897,277  28,066,780
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                           1,243,396  1,193,039  1,207,428  1,335,732  1,856,670  1,475,852  1,973,745  29,436,107
-----------------------------------------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                   N/A        N/A        N/A        N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
7. NET PAYROLL                                  --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
8. PAYROLL TAXES PAID                           --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
9. SALES, USE & OTHER TAXES PAID                --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                       --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
11. UTILITIES                            1,175,984  1,104,650  1,148,570  1,273,071  1,229,762  1,400,789  1,897,277  25,511,630
-----------------------------------------------------------------------------------------------------------------------------------
12. INSURANCE                                   --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                         --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                            --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                      --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES             --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                    --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
18. OTHER (attach list)                     67,412     88,389     58,858     62,661    626,908     75,062     76,468   3,924,477
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS      1,243,396  1,193,039  1,207,428  1,335,732  1,856,670  1,475,852  1,973,745  29,436,107
-----------------------------------------------------------------------------------------------------------------------------------
19. PROFESSIONAL FEES                           --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                           --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                             --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                      1,243,396  1,193,039  1,207,428  1,335,732  1,856,670  1,475,852  1,973,745  29,436,107
-----------------------------------------------------------------------------------------------------------------------------------
22. NET CASH FLOW                               --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)                100        100        100        100        100        100        100         100
===================================================================================================================================

      MOR-7

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11

===================================================================================================================================
OTHER CASH RECEIPTS AND                  Aug-02     Sep-02     Oct-02     Nov-02     Dec-02      Jan-03    Feb-03      FILING TO
DISBURSEMENTS                                                                                                             DATE
-----------------------------------------------------------------------------------------------------------------------------------
6. OTHER RECEIPTS:
-----------------------------------------------------------------------------------------------------------------------------------
   Interest Income                           --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
   401(k) Plan Refund                        --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Cobra Insurance Payment                   --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Dividend                                  --         --         --         --    555,150         --         --   2,555,150
-----------------------------------------------------------------------------------------------------------------------------------
   Royalty Owners Trust Account              --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Emission Credits                          --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Intercompany Funding               1,175,984  1,104,650  1,148,570  1,273,071  1,229,762  1,400,789  1,897,277  25,511,630
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                  1,175,984  1,104,650  1,148,570  1,273,071  1,784,912  1,400,789  1,897,277  28,066,780
-----------------------------------------------------------------------------------------------------------------------------------
18. OTHER DISBURSEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
    Lease Operating Expense                  --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Workover Expense                         --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Capital Expenditures                     --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Revenue & Royalties                      --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Interest Payment                         --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Restricted Cash - Bond Funding           --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Severance tax                            --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Pre-petition checks voided in
      current period                         --         --         --         --         --         --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
    Revolver payment to CIT              67,412     88,389     58,858     62,661     71,758         --         --   3,217,796
-----------------------------------------------------------------------------------------------------------------------------------
    Intercompany Funding                                                            555,150     75,062     76,468     706,680
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS                67,412     88,389     58,858     62,661    626,908     75,062     76,468   3,924,477
===================================================================================================================================

      MOR-7 Attachment

CASE NAME:  STERLING CHEMICALS ENERGY, INC.          CASE NUMBER:  01-37807-H-11

==================================================================================================================================
CASH RECEIPTS AND                             Chase           Chase                                                         Total
DISBURSEMENTS                              00103317203     00101818459                                                      Debtor
----------------------------------------------------------------------------------------------------------------------------------
1.   CASH-BEGINNING OF MONTH                      --           100                                                             100
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS:
----------------------------------------------------------------------------------------------------------------------------------
2.   CASH SALES                                   --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
3.   COLLECTION OF ACCOUNTS RECEIVABLE            --        76,468                                                          76,468
----------------------------------------------------------------------------------------------------------------------------------
4.   LOANS & ADVANCES (attach list)               --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
5.   SALE OF ASSETS                               --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
6.   OTHER (attach list)                   1,897,277            --                                                       1,897,277
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                             1,897,277        76,468                                                       1,973,745
(Withdrawal)Contribution by
----------------------------------------------------------------------------------------------------------------------------------
   Individual Debtor MFR--2*                     N/A           N/A           N/A        N/A       N/A       N/A                N/A
----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS:
----------------------------------------------------------------------------------------------------------------------------------
7.   NET PAYROLL                                  --            --            --         --        --        --                 --
----------------------------------------------------------------------------------------------------------------------------------
8.   PAYROLL TAXES PAID                           --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
9.   SALES, USE & OTHER TAXES PAID                --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
10.  SECURED/RENTAL/LEASES                        --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
11.  UTILITIES                             1,897,277            --                                                       1,897,277
----------------------------------------------------------------------------------------------------------------------------------
12.  INSURANCE                                    --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
13.  INVENTORY PURCHASES                          --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
14.  VEHICLE EXPENSES                             --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
15.  TRAVEL & ENTERTAINMENT                       --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
16.  REPAIRS, MAINTENANCE & SUPPLIES              --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
17.  ADMINISTRATIVE & SELLING                     --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
18.  OTHER (attach list)                          --        76,468                                                          76,468
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS        1,897,277        76,468                                                       1,973,745
----------------------------------------------------------------------------------------------------------------------------------
19.  PROFESSIONAL FEES                            --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
20.  U.S. TRUSTEE FEES                            --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
21.  OTHER REORGANIZATION
        EXPENSES (attach list)                    --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                        1,897,277        76,468                                                       1,973,745
----------------------------------------------------------------------------------------------------------------------------------
22.  NET CASH FLOW                                --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
23.  CASH - END OF MONTH (MOR-2)                  --           100                                                             100
==================================================================================================================================

*     Applies to individual debtor's only.

      MOR-7

CASE NAME:  STERLING CHEMICALS ENERGY, INC.          CASE NUMBER:  01-37807-H-11

==================================================================================================================================
OTHER CASH RECEIPTS AND                       Chase          Chase                                                           Total
DISBURSEMENTS:                             00103317203    00101818459                                                       Debtor
----------------------------------------------------------------------------------------------------------------------------------
6.  OTHER RECEIPTS:
----------------------------------------------------------------------------------------------------------------------------------
       Interest Income                            --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       401(k) Plan Refund                         --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Cobra Insurance Payment                    --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Dividend                                   --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Royalty Owners Trust Account               --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Emission Credits                           --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Intercompany Transfer               1,897,277            --                                                       1,897,277
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL OTHER RECEIPTS                    1,897,277            --                                                       1,897,277
----------------------------------------------------------------------------------------------------------------------------------
   18. OTHER DISBURSEMENTS:
----------------------------------------------------------------------------------------------------------------------------------
       Lease Operating Expense                    --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Workover Expense                           --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Capital Expenditures                       --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Revenue & Royalties                        --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Interest Payment                           --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Restricted Cash -- Bond Funding            --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Severance tax                              --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Pre-petition checks voided in
         current period                           --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       CIT Revolver Payments                      --            --                                                              --
----------------------------------------------------------------------------------------------------------------------------------
       Intercompany Transfer                      --        76,468                                                          76,468
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL OTHER DISBURSEMENTS                      --        76,468                                                          76,468
==================================================================================================================================

      MOR-7 Attachment

CASE NAME:  Sterling Chemicals Energy, Inc.       CASE NUMBER:  01--37807--H--11

                           CASH ACCOUNT RECONCILIATION

                             MONTH OF February 2003

======================================================================================================================
BANK NAME                            Chase Bk of TX  Chase Bk of TX
----------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                        00103317203      00101818459
----------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                         Concentration    Concentration                                             TOTAL
----------------------------------------------------------------------------------------------------------------------
BANK BALANCE                         $        --        $    100                                              $    100
----------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                                                                  --
----------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                                                                                  --
----------------------------------------------------------------------------------------------------------------------
OTHER                                                                                                               --
----------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                $        --        $    100                                                 $ 100
======================================================================================================================
BEGINNNG CASH -- PER BOOKS           $        --        $    100                                                 $ 100
----------------------------------------------------------------------------------------------------------------------
RECEIPTS                                                  76,468                                                76,468
----------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS             1,897,277         (76,468)                                            1,820,809
----------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION--                                                                                          --
----------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                         --
----------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS            (1,897,277)                                                           (1,897,277)
----------------------------------------------------------------------------------------------------------------------
ENDING CASH -- PER BOOKS             $        --        $    100                                                 $ 100
======================================================================================================================

          MOR-8

CASE NAME:  Sterling Chemicals Energy, Inc.         CASE NUMBER:  01-37807-H4-11

PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)--(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)


=================================================================================================================================
          INSIDERS:
   NAME/POSITION/COMP TYPE(2)       Aug-2002   Sep-2002   Oct-2002    Nov-2002     Dec-2002    Jan-2003    Feb-2003     FILING TO
                                                                                                                           DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                                  $     --   $     --    $     --    $     --     $     --    $     --    $     --     $     --
---------------------------------------------------------------------------------------------------------------------------------
2.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
3.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
4.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
5.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
6.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
7.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
8.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
9.                                        --         --          --          --           --          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)              $     --   $     --    $     --    $     --     $     --    $     --    $     --     $     --
=================================================================================================================================

=================================================================================================================================
    PROFESSIONALS                                                                                                          DATE
    NAME/ORDER DATE                  Aug-2002   Sep-2002   Oct-2002    Nov-2002     Dec-2002    Jan-2003    Feb-2003    FILING TO
---------------------------------------------------------------------------------------------------------------------------------
1.                                  $     --   $     --    $     --    $     --     $     --     $     --    $     --    $     --
---------------------------------------------------------------------------------------------------------------------------------
2.                                        --         --          --          --           --           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
3.                                        --         --          --          --           --           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
4.                                        --         --          --          --           --           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
5.                                        --         --          --          --           --           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
6.                                        --         --          --          --           --           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)         $     --   $     --    $     --    $     --     $     --     $      --    $    --    $     --
=================================================================================================================================

(1)   Represents the period 07/17/01 thru 08/31/01.

(2) The Debtor has limited the scope of its answer to (i) Directors, (ii) Officers designated as insiders for purposes of section 16(a) of the Securities and Exchange Act of 1934, (iii) affiliates ; and (iv) parties to the Voting Agreement granting authority to designated the nominees who benefit from the Voting Agreement. Information as to officers who are not designated as insiders for purposes of Section 16(a) of the SEC Act of 1934 has been complied by the Debtor and will be provided to the Office of the United States Trustee and to the Council for the Official Committee of Unsecured Creditors upon request. Such information primarily relates to compensation, benefits and expense reimbursements payments made to such officers as employees of the Debtor. It is the policy of the Debtor to preserve the confidentiality of such information on behalf of its employees.

(3) All payments to directors and officers, as defined in footnote (2) above, are made by Sterling Chemicals, Inc., a jointly administered Debtor (Case #01--37806--H4--11.

                     MOR-9